SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

Filed by the Registrant                              |X|
Filed by a Party other than the Registrant           |_|

Check the appropriate box:

|_|      Preliminary Proxy Statement
|X|      Definitive Proxy Statement
|_|      Definitive Additional Materials
|_|      Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                             Wild Oats Markets, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

[GRAPHIC OMITTED]

                             Wild Oats Markets, Inc.

                               3375 Mitchell Lane

                                Boulder, CO 80301

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 5, 2000


TO THE STOCKHOLDERS OF WILD OATS MARKETS, INC.:


         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of WILD OATS MARKETS, INC., a Delaware corporation (the "Company"), will be held on Friday, May 5, 2000 at 1:00 p.m. local time at the Boulder Public Library Auditorium, 1000 Canyon Boulevard, Boulder, Colorado for the following purposes:

1. To elect two directors to hold office until the Annual Meeting of Stockholders in the year 2003.

2. To amend the Wild Oats Markets, Inc. 1996 Equity Incentive Plan to increase by 1,560,000 shares the number of shares of Common Stock reserved for issuance under the Plan.


3. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.


         The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. The Board of Directors has fixed the close of business on March 10, 2000, as the record date for the determination of stockholders entitled to notice of and to vote at this Annual Meeting and at any adjournment or postponement thereof.


                       By Order of the Board of Directors


                                                     Mary Beth Lewis
                                                     Secretary

Boulder, Colorado
March 14, 2000

ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. A RETURN ENVELOPE (WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES) IS ENCLOSED FOR THAT PURPOSE. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.


INVESTORS MAY REQUEST ADDITIONAL INFORMATION REGARDING WILD OATS MARKETS, INC., INCLUDING A COPY OF THE FORM 10-K FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, FREE OF CHARGE. PLEASE ADDRESS YOUR REQUEST TO: INVESTOR RELATIONS, WILD OATS MARKETS, INC., 3375 MITCHELL LANE, BOULDER, COLORADO 80301.

                             WILD OATS MARKETS, INC.

                               3375 MITCHELL LANE

                                BOULDER, CO 80301

                                 PROXY STATEMENT

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL


         The enclosed proxy is solicited on behalf of the Board of Directors of WILD OATS MARKETS, INC., a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders to be held on May 5, 2000 at 1:00 p.m. local time (the "Annual Meeting"), or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting. The Annual Meeting will be held at the Boulder Public Library Auditorium, 1000 Canyon Boulevard, Boulder, Colorado. The Company intends to mail this proxy statement and accompanying proxy card on or about March 31, 2000 to all stockholders entitled to vote at the Annual Meeting.


SOLICITATION

         The Company will bear the entire cost of solicitation of proxies including preparation, assembly, printing and mailing of this proxy statement, the proxy and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of the common stock (the "Common Stock") beneficially owned by others to forward to such beneficial owners. The Company may reimburse persons representing beneficial owners of Common Stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by directors, officers or other regular employees of the Company. No additional compensation will be paid to directors, officers or other regular employees for such services.

VOTING RIGHTS AND OUTSTANDING SHARES


         Only holders of record of Common Stock at the close of business on March 10, 2000 will be entitled to notice of, and to vote at the Annual Meeting. At the close of business on March 10, 2000 the Company had outstanding and entitled to vote 23,022,931 shares of Common Stock.


         Each holder of record of Common Stock on such date will be entitled to one vote for each share held on all matters to be voted upon at the Annual Meeting.

         All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Abstentions will be counted towards the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether a matter has been approved.

REVOCABILITY OF PROXIES


         In 2000 stockholders of record may vote by a mail-in proxy or by telephonic vote. Telephonic votes may be cast through 12:00 p.m. (midnight) on May 4, 2000. Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. It may be revoked by filing with the Secretary of the Company at the Company's principal executive office, Wild Oats Markets, Inc., 3375 Mitchell Lane, Boulder, Colorado 80301, a written notice of revocation or a duly executed proxy bearing a later date or by a telephonic vote received at a later date. The proxy may also be revoked by attending the meeting and voting in person. Attendance at the meeting will not, by itself, revoke a proxy.

STOCKHOLDER PROPOSALS


         The Company intends to hold its 2001 Annual Meeting on or around May 1, 2001. Thus, proposals of stockholders that are intended to be presented at the Company's 2001 Annual Meeting of Stockholders must be received by the Company not later than November 13, 2000 in order to be included in the proxy statement and proxy relating to that Annual Meeting.


                                   PROPOSAL 1

                              ELECTION OF DIRECTORS


         The Company's Amended and Restated Certificate of Incorporation and Bylaws provide that the Board of Directors shall be divided into three classes, each class consisting, as nearly as possible, of one-third of the total number of directors, with each class having a three-year term. Vacancies on the Board may be filled by persons elected by a majority of the remaining directors. A director appointed by the Board to fill a vacancy (including a vacancy created by an increase in the Board of Directors) shall serve for the remainder of the full term of the class of directors in which the vacancy occurred and until such director's successor is elected and qualified.

         The Board of Directors is presently composed of eight members. There are two directors in the class whose term of office expires in 2000. Each of the nominees for election to this class is currently a director of the Company. If elected at the Annual Meeting, each of the nominees would serve until the 2003 annual meeting and until his or her successor is elected and has qualified, or until such director's earlier death, resignation or removal. Shareholders holding approximately 3.7 million share of Company stock have entered into an Amended and Restated Stockholders Agreement under which they have agreed under certain circumstances to vote their shares for the election of the nominee of Chase Venture Capital Associates, L.P. ("Chase") to the Board. Mr. Ferguson is the nominee of Chase.


         Directors are elected by a plurality of the votes in person or represented by proxy and entitled to vote at the meeting. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the two nominees named below. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as management may propose. Each person nominated for election has agreed to serve if elected, and management has no reason to believe that any nominee will be unable to serve. Set forth below is biographical information for each person nominated and each person whose term of office as a director will continue after the Annual Meeting.

The names of the current directors of the Company, including the nominees for election, and certain information about them are set forth below:

                                                Principal Occupation /
Name                                     Age    Position Held with the Company
--------------------------------------  ------  --------------------------------
John A. Shields.....................      56    Chairman of the Board and Chairman of Homeland Stores, Inc.
David M. Chamberlain................      56    Vice Chairman of the Board, CEO and Chairman of Striderite
                                                Corporation

Elizabeth C. Cook...................      40    Executive Vice President of the Company
Brian K. Devine.....................      58    Chairman, President and Chief Executive Officer of Petco Animal
                                                Supplies, Inc.
David L. Ferguson...................      44    General Partner of Chase Capital Partners
Michael C. Gilliland................      41    Chief Executive Officer of the Company
James B. McElwee....................      47    General Partner of Weston Presidio Capital
Morris J. Siegel....................      50    Chairman of the Board of Celestial Seasonings, Inc.

              NOMINEES FOR ELECTION FOR A THREE YEAR TERM EXPIRING
                           AT THE 2003 ANNUAL MEETING

     Michael C. Gilliland co-founded the Company and has been the Chief Executive Officer and a Director of the Company since its inception in October 1987. Mr. Gilliland also served as its President and Chairman of the Board from inception until July 1996. Prior to forming the Company in 1987, Mr. Gilliland was involved in several entrepreneurial ventures.

     David M. Chamberlain has been the Vice-Chairman of the Board of the Company since July 1996 and a Director of the Company since July 1994. Mr. Chamberlain has held the positions of Chairman and Chief Executive Officer of Striderite Corporation since November 4, 1999. Mr.Chamberlain is a director of L. Kee & Co., Inc., a home textiles company. Mr. Chamberlain held the positions of President and CEO of Genesco, Inc., a shoe wholesaler/retailer company, from October 1994 through January 1997, and was the Chairman of the Board until November 3, 1999. From May 1993 to October 1994, Mr. Chamberlain was a principal of Consumer Focus Partners, a private investment firm. Prior to that, from October 1983 until May 1994, he was with Shaklee Corp., a nutritional products company, serving most recently as Chairman.



                        THE BOARD OF DIRECTORS RECOMMENDS

                     A VOTE IN FAVOR OF EACH NAMED NOMINEE.

          DIRECTORS CONTINUING IN OFFICE UNTIL THE 2001 ANNUAL MEETING


     John A. Shields has been Chairman of the Board of the Company since July 1996. Mr. Shields was a member of the Board of Directors of Alfalfa's, Inc. from June 1995 to July 1996. He has been Chairman of the Board of Homeland Stores, Inc. since October 1997. From January 1994 through December 1997, he was Chairman of the Board of Delray Farms Markets, a chain of produce, meat and deli markets. From 1983 until 1993, Mr. Shields was President and Chief Executive Officer of First National Supermarkets. He is currently a director of DIY Home Warehouse, Inc., Homeland Stores, Inc., and Shore Bank and Trust Company.

     Brian K. Devine has been a Director of the Company since October 1997. Mr. Devine is Chairman, President and Chief Executive Officer of Petco Animal Supplies, Inc., and has been with Petco since August 1990. Prior to joining Petco, Mr. Devine was President of Krause's Sofa Factory, a furniture retailer and manufacturer, from 1988 to 1989. From 1970 to 1988, Mr. Devine held several positions with Toys "R" Us, including Senior Vice President, Director of Stores. Currently, Mr. Devine serves as Director of National Retail Federation, Students for Free Enterprise, petopia.com, International Mass Retail Association and serves on Georgetown University's College Board of Advisors.

     Morris J. Siegel has been a Director of the Company since October 1998. Mr. Siegel is Chairman of the Board of Celestial Seasonings, Inc. In 1970 Mr. Siegel founded Celestial Seasonings, Inc., and was President and Chairman of the Board until 1986. From 1986 until 1991 Mr. Siegel was involved in private investments and not-for-profit activities. He served as Chief Executive Officer of Celestial Seasonings from 1991 to 1997 and has served as a director since 1988 and as Chairman of the Board since 1991. He served on the Board of Corporate Express, Inc. from June 1996 through October 1999. Mr. Siegel is a director for various non-public and not-for profit corporations and organizations.

          DIRECTORS CONTINUING IN OFFICE UNTIL THE 2002 ANNUAL MEETING

     Elizabeth C. Cook co-founded the Company and has been the Company's Executive Vice President and Director since its inception in October 1987. Ms. Cook was the General Counsel of the Company from October 1987 to December 1996, and Secretary of the Company from October 1987 to May 1999. Ms. Cook was tax counsel on staff with the Atlantic Richfield Company from 1983 to 1987.

     David L. Ferguson has been a Director of the Company since November 1994 and has been a general partner of Chase Capital Partners (the general partner of Chase) since 1989. Prior to joining Chase Capital Partners, he was a member of the mergers and acquisitions groups of Prudential Securities, Inc. from 1987 to 1989 and Bankers Trust New York Corporation from 1985 to 1987. Mr. Ferguson currently serves as a director of Guitar Center, Inc.

     James B. McElwee has been a Director of the Company since July 1993. Since November 1992, Mr. McElwee has been a general partner of Weston Presidio Capital (the general partner of Weston Presidio Offshore Capital C.V. "Weston"). From July 1979 until November 1992, he was Senior Vice President and a Managing Director of the Security Pacific Venture Capital Group.


BOARD COMMITTEES AND MEETINGS


         During the fiscal year ended January 1, 2000 the Board of Directors held 10 meetings (including six telephonic meetings). The Board has an Audit Committee and a Compensation Committee. The Audit Committee held five meetings and the Compensation Committee held five meetings during the fiscal year ended January 1, 2000.

         The Audit Committee consists of David L. Ferguson, John A. Shields and Morris J. Siegel, who joined the Audit Committee in February 1999. The Audit Committee makes recommendations to the Board regarding the selection of independent accountants, reviews the results and scope of the audit and other services provided by the Company's independent certified public accountants and reviews the Company's financial statement for each quarterly period.


         The Compensation Committee consists of David M. Chamberlain, Brian K. Devine, and James B. McElwee. The Compensation Committee administers the Company's compensation program and makes recommendations to the Board concerning salaries and incentive compensation for employees and consultants of the Company. See "Executive Compensation - Report of The Compensation Committee".


         During the fiscal year ended January 1, 2000, all directors attended at least 75% of the meetings of the Board and each committee of the Board on which the directors served except for David L. Ferguson, who attended 100% of the meetings of the Audit Committee of the Board on which he serves, but only 50% of the meetings of the Board.

                                   PROPOSAL 2

       AMENDMENT TO THE WILD OATS MARKETS, INC. 1996 EQUITY INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK RESERVED FOR ISSUANCE

         In August 1996 the Company adopted the Wild Oats Markets, Inc. 1996 Equity Incentive Plan (the "Plan"), under which the Company may, from time to time, issue options exercisable for shares of the Common Stock, stock bonuses and rights to purchase restricted Common Stock. At the time of adoption of the Plan, 1,852,721 shares (on a post-split basis adjusted for stock splits in December 1999, January 1998 and October 1996) of the Common Stock were reserved for issuance under the Plan. In 1998 an increase by 1,237,500 shares (on a post-split basis adjusted for a 3-for-2 stock split in December 1999) in the number of shares reserved for issuance was approved by the Company's shareholders. As of March 1, 2000, options exercisable for 2,828,384 shares of stock have been granted by the Company or exercised by the option holder, leaving a remaining pool of 261,837 shares available for future grant, assuming all outstanding options are exercised before their expiration or termination. As of March 1, 2000, approximately 3,500 persons held options granted under the Plan. The Board of Directors has adopted an amendment to the Plan to increase the number of shares of Common Stock reserved for issuance by 1,560,000 shares. Adoption of such amendment also requires stockholder approval.

PLAN DESCRIPTION

         The Plan provides for the grant of non-qualified stock options, incentive stock options, restricted stock and stock bonuses to employees and members of the Board of Directors. Awards under the Plan are granted at the discretion of the Board to reward past performance by employees and members of the Board, as an incentive for future performance, and to recruit and retain qualified personnel. The Board also grants options to all full-time employees who have been with Wild Oats one year or longer, provided such employees have not previously been granted options. As of March 1, 2000, options for 261,837 shares remain available for grant under the Plan; with the adoption of the amendment proposed, 1,821,837 shares would be available for future grants. The number of shares is subject to adjustment on account of stock splits, stock dividends and other dilutive changes in the Common Stock. Shares of Common Stock covered by unexercised stock options that expire, terminate or are canceled are available for option or grant under the Plan.

         The Plan is administered by the Compensation Committee of the Board of Directors (the "Committee"). The Committee must be structured at all times so that it satisfies the "non-employee director" requirement of Rule 16b-3 under the Securities Exchange Act of 1934 (the "Exchange Act") and the similar requirement of Section 162(m) of the Code. The Committee has the sole discretion to determine the employees to whom awards may be granted under the Plan and the manner in which such awards will vest. Options are granted by the Committee to employees in such numbers and at such times during the term of the Plan as the Committee shall determine. If this amendment is adopted, no person shall be entitled to receive grants exercisable for more than 399,038 shares (adjusted for stock splits) of Common Stock in any calendar year. In granting options, the Committee will take into account such factors as it may deem relevant in order to accomplish the Plan's purposes, including one or more of the following: the extent to which performance goals have been met, the duties of the respective employees and their present and potential contributions to the Company's success.

         Stock options issued under the Plan generally vest over a 5 year period and generally expire after 10 years. Options generally terminate 30 days after the resignation of the holder, or immediately upon a termination for cause. The Committee determines the exercise price for each option; however, incentive stock options must have an exercise price that is at least equal to the fair market value of the Common Stock on the date the option is granted (determined by the closing price of the Common Stock on the Nasdaq Stock Market), and nonqualified stock options must have an exercise price of at least 85% of fair market value. An option holder may exercise an option by written notice and payment of the exercise price in (i) cash or certified funds, (ii) by the surrender of a number of shares of Common Stock already owned by the option holder with a fair market value equal to the exercise price, or (iii) through a broker's transaction by directing the broker to sell all or a portion of the Common Stock to pay the exercise price or make a loan to the option holder to permit the option holder to pay the exercise price. Option holders who are subject to the withholding of federal and state income tax as a result of exercising an option may satisfy the income tax withholding obligation through the withholding of a portion of the Common Stock to be received upon exercise of the option. Options granted under the Plan are not transferable other than by will or by the laws of descent and distribution.

         Options granted to employees under the Plan are treated for tax purposes as incentive stock options, and options granted to non-employee directors are treated for tax purposes as non-qualified stock options. When an incentive stock option is granted, there are no income tax consequences for the option holder or the Company. When an incentive option is exercised, the option holder does not recognize income and the Company does not receive a deduction unless the Common Stock is also sold on exercise. If the option holder makes a disqualifying disposition of the Common Stock (sale of the stock pursuant to exercise of the option within two years following the date of option grant or one year following the date of option exercise), the Company is entitled to a deduction equal to the compensation recognized by the option holder for the Company's taxable year that ends with or within the taxable year in which the option holder recognized the compensation. In the event of a disqualifying disposition of Common Stock, the option holder recognizes, as ordinary income, the difference between the exercise price and sale price. If the Common Stock is sold after the holding period specified, the option holder will recognize as capital gain income the difference between the exercise price and the sale price of the Common Stock.

         When a non-qualified stock option is granted, there are no income tax consequences for the option holder or the Company. When a non-qualified stock option is exercised, in general, the option holder recognizes compensation equal to the excess of the fair market value of the Common Stock on the date of exercise over the exercise price and the Company is entitled to a tax deduction equal to this amount. If the sale of the Common Stock at a profit would subject the option holder to liability under Section 16(b) of the Exchange Act ("Section 16(b)"), the option holder will recognize compensation income equal to the excess of (i) the fair market value of the Common Stock on the earlier of the date that is six months after the date of exercise or the date the option holder can sell the Common Stock without Section 16(b) liability over (ii) the exercise price. The option holder can make an election under Section 83(b) of the Code to measure the compensation as of the date the non-qualified option is exercised. The compensation recognized by an employee is subject to income tax withholding.

         The future benefits or amounts that will be received by executive officers and employees under the Plan are not determinable because awards are within the sole discretion of the Compensation Committee. The Company granted incentive and non-qualified options exercisable for 807,735 shares of Common Stock under the Plan in fiscal 1999.

         The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting will be required to adopt the amendment to the Plan.

                        THE BOARD OF DIRECTORS RECOMMENDS
                         A VOTE IN FAVOR OF PROPOSAL 2.


INDEPENDENT ACCOUNTANTS


         PricewaterhouseCoopers LLP has audited the Company's financial statements since 1991. Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.


         The Audit Committee of the Board has not selected a firm as the Company's independent accountants for the current year, and is in the process of reviewing alternatives. The Audit Committee intends to solicit proposals from PricewaterhouseCoopers LLP and other independent auditing firms prior to making a selection.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Elizabeth C. Cook and Michael
C. Gilliland each filed one late report relating to the gifting of certain shares of stock held by such officers and directors.

                              SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT


         The following table sets forth certain information regarding the ownership of the Company's Common Stock as of February 1, 2000 by: (i) each nominee for director; (ii) the executive officers named in the Summary Compensation Table; (iii) each director; (iv) all executive officers and directors of the Company as a group; and (v) all those known by the Company to be beneficial owners of more than five percent of its Common Stock. All share amounts have been adjusted for 3-for-2 splits of the Common Stock in January 1998 and December 1999.


                                            Number
                                           of Shares
                                         Beneficially            Percent
                                          Owned (1)        Beneficially Owned

Name of Beneficial Owner                                         (%)(2)

Michael C. Gilliland (3)..............      2,577,495             11.2%
3375 Mitchell Lane

Boulder, CO  80301

Elizabeth C. Cook (4).................      2,577,495             11.2%
3375 Mitchell Lane

Boulder, CO  80301

Chase Capital Partners (5)............      2,351,828             10.2%
380 Madison Avenue, 12th Floor

New York, NY  10017

AMVESCAP PLC (6)......................      1,436,062              6.2%
11 Devonshire Squire
London, EC2M 4YR
England

Arbor Capital Management, LLC (7).....      1,146,641              4.9%
One Financial Plaza
120 South Sixth Street, Suite 1000
Minneapolis, MN 55402
David L. Ferguson (5).................      2,397,565             10.4%
James B. McElwee (8)..................         29,994              *
John A. Shields (9)...................        128,513              *
David M. Chamberlain (10).............         81,140              *
Brian K. Devine (11)..................         24,873              *
Morris J. Siegel (12).................         11,683              *
James W. Lee (13).....................         73,900              *
Mary Beth Lewis (14)..................         27,926              *
Ronald J. Feldman (15)................          6,728              *
All executive officers
and directors as a group
(20 persons) (16)                           5,385,633             23.4%

         ..................
* Less than one percent.


(1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of Common Stock subject to options, warrants and convertible notes currently exercisable or convertible, or exercisable or convertible within 60 days of February 1, 2000, are deemed outstanding for computing the percentage of the person or entity holding such securities but are not outstanding for computing the percentage of any other person or entity. Except as indicated by footnote, and subject to community property laws where applicable, the persons named in the table above have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.

(2) Percentage of ownership is based on 23,015,572 shares of Common Stock outstanding as of February 1, 2000.

(3) Consists of 896,442 shares held by Mr. Gilliland, 91,263 shares subject to stock options that are exercisable within 60 days of February 1, 2000, 536,292 shares held by Elizabeth C. Cook, Mr. Gilliland's spouse, 9,315 shares held jointly by Mr. Gilliland and Ms. Cook, 14,625 shares held by the Michael C. Gilliland 1997 Charitable Remainder Trust, 14,625 shares held by the Elizabeth C. Cook 1997 Charitable Remainder Trust, 30,381 shares held by the Wild Oats Community Foundation, 15,435 shares held by the Ian Patrick Gilliland 1993 Trust, 15,435 shares held by the Stella Elizabeth Gilliland 1993 Trust and 953,682 shares held by the Gilliland/Cook Family Limited Liability Limited Partnership. Mr. Gilliland disclaims beneficial ownership of the 1,039,100 shares held by the trusts (other than the Michael C. Gilliland 1997 Charitable Remainder Trust), Ms. Cook, the Gilliland/Cook Family Limited Liability Limited Partnership and the Wild Oats Community Foundation.

(4)  Consists of 536,292 shares held by Ms. Cook, 896,442 shares held by Michael
     C. Gilliland, Ms. Cook's spouse, 91,623 shares subject to stock options that are exercisable within 60 days of February 1, 2000 held by Mr. Gilliland, 9,315 shares held jointly by Ms. Cook and Mr. Gilliland, 14,625 shares held by the Michael C. Gilliland 1997 Charitable Remainder Trust, 14,625 shares held by the Elizabeth C. Cook 1997 Charitable Remainder Trust, 30,381 shares held by the Wild Oats Community Foundation, 15,435 shares held by the Ian Patrick Gilliland 1993 Trust, 15,435 shares held by the Stella Elizabeth Gilliland 1993 Trust and 953,682, shares held by the Gilliland/Cook Family Limited Liability Limited Partnership. Ms. Cook disclaims beneficial ownership of the 1,330,754 shares held by the trusts (other than the Elizabeth C. Cook 1997 Charitable Remainder Trust), Mr. Gilliland, the Gilliland/Cook Family Limited Liability Limited Partnership and the Wild Oats Community Foundation.

(5) Consists of 2,351,828 shares held of record by Chase Venture Capital Associates, L.P., a California limited partner ("CVCA"), 18,000 shares held by Mr. Ferguson and 27,737 shares subject to stock options that are exercisable within 60 days of February 1, 2000 held by Mr. Ferguson. The general partner of CVCA is Chase Capital Partners, a New York general partner ("CCP"), of which Mr. Ferguson is one of several general partners. Mr. Ferguson disclaims beneficial ownership of the shares owned by CVCA except to the extent of his pecuniary interests therein arising from his general partnership interest therein. Certain stockholders have entered into a Stockholders Agreement under which they have agreed, in certain circumstances, to vote for the nominee of Chase for election to the Board. See "Certain Transactions." Chase disclaims beneficial ownership of the shares voted in favor of its nominee, David Ferguson. Chase disclaims beneficial ownership of the shares owned by Mr. Ferguson.

(6) The following subsidiaries of the reporting person are also showed as having shared voting and dispositive power: AVZ, Inc., AIM Management Group, Inc., AMVESCAP Group Services, Inc., INVESCO, Inc., INVESTCO North American Holdings, Inc., INVESTCO Capital Management, Inc., INVESTCO Funds Group, Inc., INVESTCO Management & Research, Inc., INVESTCO Realty Advisers, Inc., INVESTCO (NY) Asset Management, Inc.

(7) Rick D. Leggot is shown as sharing voting and dispositive power by virtue of his position as CEO of, and stock ownership in, Arbor Capital Management, LLC.

(8) Consists of 1,515 shares and 27,599 shares subject to stock options that are exercisable within 60 days of February 1, 2000, held by Mr. McElwee.

(9) Consists of 73,193 shares and 55,320 shares subject to stock options that are exercisable within 60 days of February 1, 2000 held by Mr. Shields.

(10) Consists of 30,642 shares held by Mr. Chamberlain and 50,498 shares subject to stock options that are exercisable within 60 days of February 1, 2000.

(11) Consists of 24,873 shares subject to stock options that are exercisable within 60 days of February 1, 2000 held by Mr. Devine.

(12) Consists of 11,683 shares subject to stock options that are exercisable within 60 days of February 1, 2000 held by Mr. Siegel.

(13) Consists of 2,210 shares and 71,690 shares subject to stock options that are exercisable within 60 days of February 1, 2000 held by Mr. Lee.

(14) Consists of 2,209 shares and 25,717 shares subject to stock options exercisable within 60 days of February 1, 2000 held by Ms. Lewis.

(15) Consists of 728 shares and 6,000 shares subject to stock options that are exercisable within 60 days of February 1, 2000 held by Mr. Feldman.

(16) Includes shares included pursuant to Notes 3 through 15, and includes 2,413 shares held in the aggregate by Freya R. Brier, John E. Lauderbach and Nancy Casey and 25,816 shares subject to stock options that are exercisable within 60 days of February 1, 2000 held by officers not specifically identified in notes 3- 15.


                             EXECUTIVE COMPENSATION

EXECUTIVE OFFICERS


         The following table sets forth certain information concerning the Executive Officers of the Company as of March 10, 2000:


Name                                            Age     Position
--------------------------------------------  --------  --------------------------------------
Michael C. Gilliland (1)...............          41     Chief Executive Officer and Director
James W. Lee...........................          49     President and Chief Operating Officer
Elizabeth C. Cook (1)..................          40     Executive Vice President and Director
Mary Beth Lewis........................          42     Vice  President  of  Finance,  Chief
                                                          Financial  Officer  and Secretary
John R. Baker..........................          43     Vice President of New Store Development
Freya R. Brier.........................          42     Vice President of Legal and General Counsel
Glade Campbell.........................          43     Vice President of Operations - Western Region
Nancy Casey............................          35     Treasurer and Controller
Harry T. Day...........................          37     Vice President of Marketing
Ronald J. Feldman......................          52     Vice President of Real Estate
MJ Hall................................          39     Vice President of Store Support
John E. Lauderbach.....................          49     Vice President of Information Technology
Karen Lewis............................          41     Vice President of Natural Living Purchasing
Peter F. Williams......................          42     Vice President of Human Resources and Marketing

 ..................
(1) Mr. Gilliland and Ms. Cook are husband and wife. See Proposal 1 - Election of Directors and Directors Continuing in Office Until 2002, for the biographies of Mr. Gilliland and Ms. Cook respectively.

     James W. Lee joined the Company as its Chief Operating Officer in September 1996, and was appointed as President in February 1997. Mr. Lee was with Ralphs Grocery Company ("Ralphs") from February 1972 to September 1996, most recently as Group Vice President, Store Operations, Central Division, from February 1993 to September 1996. Mr. Lee has a MBA from the University of Southern California. Mr. Lee is a member of the Board of Directors of the Food Marketing Institute and the Western Association of Food Chains.

     Mary Beth Lewis joined the Company as Chief Financial Officer and Treasurer in September 1992. Ms. Lewis has been Vice President of Finance since July 1997. Ms Lewis became Secretary of the Company in August 1999. From August 1986 until August 1992, Ms. Lewis worked for PriceWaterhouse LLP.

     John R. Baker joined the company as Vice President of New Store Development in September 1999. From 1981 to September 1999, Mr. Baker was with Bennigan's Restaurants, most recently as Director of Franchise Operations.

     Freya R. Brier joined the Company as General Counsel in December 1996 and has been Vice President of Legal since July 1997. Ms. Brier was Corporate Counsel for Synergen, Inc. from January 1993 through January 1995, and a legal consultant to Amgen, Inc. from February 1995 to November 1996. Prior to joining Synergen, Ms. Brier was a partner with the Denver law firm of Holme Roberts & Owen LLP.

     Glade Campbell became the Vice President of Operations for the Company on February 1, 2000. Mr. Campbell was the Company's Regional Director for various Northern California regions from October, 1997 through January, 2000. Prior to joining the Company, Mr. Campbell was with American Stores until October 19, 1997, most recently as Area Supervisor, San Diego Region.

     Nancy Casey joined the Company as Controller in May 1996, and has been Treasurer since August 1999. Ms. Casey worked for Price Waterhouse LLP from September 1991 through April 1996. Ms. Casey is a Certified Public Accountant.

     Harry T. Day joined the Company as Vice President of Marketing in October 1999. From 1996 through October 1999, Mr. Day was Vice President of Marketing for Ruth's Chris Steak House. From 1993 through 1996, Mr. Day was with Brinker International, most recently as Director of Corporate Communications.

     Ronald J. Feldman joined the Company as Vice President of Real Estate in October 1997. From 1994 to 1997, Mr. Feldman was Vice President of Real Estate and Development for Quizno's Corporation. From 1991 to 1994, Mr. Feldman was Vice President, Restaurant Services of Retail One.

     John E. Lauderbach joined the Company as Vice President of Information Technology in August 1997. From 1974 to 1997, Mr. Lauderbach was with Wolohan Lumber Co., serving most recently as Director of Management Information Systems from 1992 to July 1997.

     Karen Lewis joined the Company in 1993 and has been the Vice President of Natural Living since February 2000. Prior to that, she was Director of Natural Living. Before joining the Company, Ms. Lewis was a national sales representative for a national natural foods distribution company.

     MJ Hall joined the Company in 1987 and has been Vice President of Store Support since February 2000. Prior to that, she was Director of Operations. Before joining the Company, Ms. Hall was national sales manager for a software company.

     Peter F. Williams joined the Company as Vice President of Human Resources in December 1997 and assumed responsibility as Vice President of Marketing in January 1999. Prior to joining the Company, Mr. Williams was with Boston Chicken, Inc., serving most recently as Senior Director of Human Resources from 1993 to April 1997.


COMPENSATION OF DIRECTORS


         Each of the Company's non-employee directors is entitled to be reimbursed for reasonable out-of-pocket expenses incurred in connection with attendance at each regular or special meeting of the Board of Directors. Each director receives $2,000 per meeting attended by such director, and $500 for participation in telephonic meetings, which fees may be paid, at the election of the director, in stock options. John A. Shields, Chairman of the Board, receives $1,000 per month as additional compensation for his participation on the Board. All directors have agreed to accept stock options to purchase the Company's common stock in lieu of the cash payment. In 1999, options in lieu of cash payments were granted at the current market value on the day of the grant, less a 15% discount and the shares vested immediately. In 1999 the following directors received the following grants of non-qualified options exercisable for shares of common stock in lieu of cash payments for participating in Board meetings (adjusted for the 3-for-2 stock split in December 1999): Mr. Shields - 2,554 shares, Mr. Chamberlain - 3,017 shares, Mr. Ferguson - 3,823 shares, Mr. McElwee - 3,685 shares, Mr. Siegel - 3,887 shares and Mr. Devine - 4,707 shares.

         For their participation on the Board in fiscal 1999, the Compensation Committee approved the following grants of non-qualified options exercisable for shares of the Common Stock under the Plan (adjusted for the 3-for-2 split of stock in December 1999): Mr. Shields - 9,563 shares, Mr. Chamberlain - 3,000 shares, Mr. Ferguson - 3,000 shares, Mr. McElwee - 3,000 shares, Mr. Siegel - 3,000 shares and Mr. Devine - 3,000 shares.

COMPENSATION OF EXECUTIVE OFFICERS


         The following table sets forth, for the fiscal year ended January 1, 2000, certain compensation, including salary, bonuses, stock options and certain other compensation, awarded or paid to, or earned by, the Company's Chief Executive Officer and its four other most highly compensated executive officers whose salary and bonus exceeded $100,000 (the "Named Executive Officers"):


                           SUMMARY COMPENSATION TABLE

                                                        Annual Compensation                 Long-Term Compensation
                                                  --------------------------------    ----------------------------------------
                                                                                        Securities
                                                                                        Underlying
                                                                                        Options (#)(2)          All Other
Name and Principal Position              Year        Salary ($)      Bonus ($)(1)                          Compensation ($)(3)
-------------------------------------  ---------  ----------------  --------------      --------------     --------------------
Michael C. Gilliland                     1999          256,900          125,000              -0-               11,160 (3)(4)(5)
     CEO                                 1998          250,000              -0-              -0-                4,207
                                         1997          263,030              -0-           79,437                4,782

James W. Lee (5)                         1999          263,700          125,000           90,000                6,889 (3)(5)(6)
     President and COO                   1998          235,000          100,000              -0-                4,610
                                         1997          231,000           60,000           53,236                3,117

Mary Beth Lewis                          1999          150,000           75,000           75,000                6,423 (4)
     Vice President of Finance,          1998          150,000           45,000              -0-                3,750
       Secretary and CFO                 1997          131,653           20,000           52,794                2,804

Elizabeth C. Cook                        1999          152,700              -0-              -0-                3,615
     Executive Vice President            1998          150,400              -0-              -0-                3,760

                                         1997          182,521              -0-              -0-                1,130


Ronald J. Feldman (7)                    1999          121,600           50,000            9,000                2,799 (4)
     Vice President of Real Estate       1998          110,000           34,000              -0-                2,750
                                         1997           24,578              -0-            9,000                  -0-


(1)  Reflects bonuses  paid in 1999 and in 2000 for 1999 performance.

(2)  Adjusted for 3-for-2 stock splits in January 1998 and December 1999.

(3) Reflects the Company's matching contribution to the Named Executive's account under the Company's 401(k) plan.

(4) Reflects the Company's matching contribution to the Named Executive's account under the Company's deferred compensation plan.

(5) Also includes the value for the personal use of a Company vehicle provided to the Named Executive.

(6) Also includes the payment by Company of the Named Executive's share of cost of health insurance coverage.

(7) Mr. Feldman joined the Company in October 1997, and so has a partial year of reportable compensation for 1997.

                             OPTION GRANTS FOR 1999

         The following table sets forth for the Named Executive Officers certain information regarding options granted in the fiscal year ended January 1, 2000 (adjusted for a 3-for-2 stock split in December 1999):


                                                                                           Potential Realizable Value at
                               Number of    % of Total                                     Assumed Annual Rates of Stock
                               Securities      Options                                         Price Appreciation
                              Underlying    Granted to        Exercise                          For Option Term (3)
                                Options      Employees in        Price                          ---------------------
Name                         Granted (#)(1)  1999(2)(3)        ($/Share)  Expiration Date       5% ($)        10% ($)
---------------------------  -------------- --------------    ----------  ---------------  -----------------------------
Michael Gilliland..........         --           --               --            --                     --            --
James W. Lee...............     90,000         11.1%           17.17        2/9/09                972,000     2,462,400
Elizabeth C. Cook..........         --           --               --            --                     --            --
Mary Beth Lewis............     75,000          9.3%           17.17        2/9/09                810,000     2,052,000
Ronald J. Feldman..........      7,500          1.1%           17.17        2/9/09                 81,000       205,200
                                 1,500            *            26.50       10/1/09                 25,005        63,345

         ..................
* Less than one percent.

(1) Includes grants made in the first quarter of 1999 for fiscal 1998 performance.


(2) Based on all options granted to the named individual in fiscal 1999 as a percentage of 807,735 shares of Common Stock under options granted to all employees during fiscal 1999.

(3) The potential realizable value is based on the term of the option at its time of grant (10 years in the case of these options). It is calculated by assuming that the stock price on the date of grant appreciates at the indicated annual rate, compounded annually for the entire term of the option, and that the option is exercised and sold on the last day of its term for the appreciated stock price. The percentage rates of appreciation shown are for disclosure purposes only, and may not reflect actual stock performance.


               AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND
                         FISCAL YEAR END OPTION VALUES

         The following table sets forth for the Named Executive Officers the fiscal year-end number and value of unexercised options and options exercised during the fiscal year by the Named Executive Officers.


                                                                     Number of Unexercised   Value of Unexercised
                                                                          Options at         In-the-Money Options at
                                   Number of                            January 1, 2000        January 1, 2000 ($)
                                Shares Acquired   Aggregated Value       Exercisable /            Exercisable /
Name                              on Exercise      Realized ($)(1)       Unexercisable          Unexercisable (2)
---------------------------     ---------------   ----------------      ---------------      -----------------------
Michael C. Gilliland.......            0                  0              84,297/54,998         $1,109,093/$722,567
James W. Lee...............          37,500            521,000           47,641/125,933         $660,205/$944,402
Elizabeth C. Cook..........            --                --                    --                       --
Mary Beth Lewis............          30,000            446,958           5,902/115,202           $80,152/$546,042
Ronald J. Feldman..........            0                  0               4,050/13,950           $33,615/$78,735

 ...........................
(1) Based on the difference between the option exercise price and the closing price of the Common Stock as reported on the NASDAQ Stock Market on the date of the exercise, multiplied by the number of shares to which the exercise relates.

(2) Based on the closing market value of the Common Stock as of December 31, 1999 as reported on the NASDAQ Stock Market, minus the exercise price, multiplied by the number of shares underlying the option.


                              EMPLOYMENT AGREEMENTS

         The Company's employment agreement with Mr. Gilliland, the Company's Chief Executive Officer, includes a base salary of $250,000 and bonus opportunities related to performance criteria determined by the Compensation Committee. The agreement has automatic one year renewal periods, unless terminated by reason of Mr. Gilliland's death or disability; with or without cause, as defined in the agreement and as determined by the Company's Board of Directors; or by his written resignation. Upon termination of his agreement by the Company without cause or by Mr. Gilliland for a material breach by the Company, Mr. Gilliland will be entitled to receive his then effective annual base salary rate and health insurance benefits for three years. The agreement also contains non-compete and non-solicitation of employees provisions for three years after the agreement is terminated.

         The Company's employment agreement with Mr. Lee, the Company's President and Chief Operating Officer, includes a base salary of $250,000 and bonus opportunities based on the Company achieving certain earnings targets. Mr. Lee's employment is subject to termination upon his death or permanent disability; his voluntary resignation; his discharge for cause; or 30 days after written notice by the Company. If the Company elects to terminate Mr. Lee's employment without cause during the term of the agreement, it will be obligated to pay him one year's salary. In the event of a change in control of the Company, if Mr. Lee's employment terminates the Company will be obligated to pay to Mr. Lee's salary for an additional two years. Mr. Lee's agreement includes non-competition and confidentiality obligations. Mr. Lee's agreement expires June 1, 2000, and is renewable for one-year periods thereafter upon approval of the Compensation Committee of the Board.

         The Company's employment agreement with Mary Beth Lewis, the Company's Chief Financial Officer, includes a base salary of $200,000 and bonus opportunities based on the Company achieving certain financial targets and on Ms. Lewis meeting certain performance goals set by the Board. Ms. Lewis' agreement provides that if the Company terminates her without cause, it will be obligated to pay her one year's salary. In the event of a change in control of the company, if Ms. Lewis' employment terminates, the Company will be obligated to pay Ms. Lewis' salary for an additional two years. Ms. Lewis' agreement includes non-competition and confidentiality obligations. Ms. Lewis' agreement expires May 31, 2000, and is renewable for one-year periods thereafter upon approval of the Compensation Committee of the Board.

                      REPORT OF THE COMPENSATION COMMITTEE
                            OF THE BOARD OF DIRECTORS

           The Compensation Committee (the "Committee") is currently comprised of three non-employee directors: Messrs. Chamberlain, Devine, and McElwee. The Committee is responsible for setting and administering the policies which govern executive salaries, bonuses (if any) and stock ownership programs. The Committee annually evaluates the performance and determines the compensation of the Chief Executive Officer (the "CEO") and the other executive officers of the Company, based upon a mix of the achievement of corporate goals, individual performance and comparisons with other independent grocer and other retail companies.

         The policies of the Company with respect to compensation of executive officers, including the CEO, are to provide compensation sufficient to attract, motivate and retain executives of outstanding ability and potential and to establish an appropriate relationship between executive compensation and the creation of stockholder value. To meet these goals, the Committee adopted a mix among the compensation elements of salary, bonus and stock options, with a bias toward stock options, to emphasize the link between executive incentives and the creation of stockholder value as measured by the equity markets. In general for 1999, the salaries, bonuses and stock option awards of executive officers were linked to the Company's achievement of corporate performance criteria with respect to public company matters and Company growth, as well as individual performance goals. Cash bonuses of $608,000 were awarded by the Board to executive officers for 1999 performance, and merit grants of stock options exercisable for 146,500 shares of Common Stock were made to executive officers for 1999 performance. The foregoing cash bonus amount includes awards made in the first quarter of 2000 for 1999 year-end performance.


BASE SALARY

         Base salaries for all executive officers of the Company were established at or below the mid-point of the range for similar sized companies, based on sales revenues, included in the compensation surveys considered by the Committee. Surveys considered include industry surveys prepared by retail trade organizations in the grocery industry, regional compensation surveys for Colorado, where the Company's headquarters are located, and surveys of compensation levels disclosed in comparable companies' proxy disclosures on management compensation. In establishing such salaries, the Committee also considers each officer's level of industry experience, individual achievement and overall contribution to the achievement of corporate objectives.


BONUSES

         For fiscal 1999, $608,000 in cash bonuses were awarded to executive officers of the Company. The foregoing bonus amount includes bonuses paid in the first quarter of 2000 for year-end 1999 performance. In 2000, the Board established compensation plans for each executive of the Company under which the executive may receive a bonus equal to a certain percentage of his or her base compensation for achieving certain goals determined by the Board in conjunction with the CEO and the executive. All executive bonuses are conditioned upon the Company achieving certain overall financial goals.


EQUITY INCENTIVE PLAN

         The Plan has been established to provide all employees of the Company with an opportunity to share, along with stockholders of the Company, in the long-term performance of the Company. Periodic grants of stock options are generally made to managerial-level and other eligible employees. Subsequent to the adoption of the Company's 1996 Equity Incentive Plan, these grants have been reviewed by the Compensation Committee on a quarterly basis. As the base salaries for executive officers of the Company historically have been below the mid-point of the range for comparable companies, the Company has used stock options as the primary incentive to attract and retain its executive officers who are not significant stockholders of the Company. The Committee views the award of stock options as a valuable tool for long-term retention of executives and alignment of executives with shareholder interests. In awarding stock options, the Board considers individual performance and overall contribution to the Company and also considers the number of unvested stock options held by the officer and the total number of stock options available to be awarded under the Plan. The Committee also considers the stock option practices of a self-selected group of other independent grocer and other retail companies. The Committee awarded incentive stock options exercisable for 146,500 shares of Common Stock to executive officers for 1999 performance. This number includes awards of options exercisable for 50,000 shares of Common Stock (adjusted for a 3-for-2 split in December 1999) to each of the Company's President and Chief Financial Officer, respectively, as incentives to retain such executives.

CEO COMPENSATION

         Mr. Gilliland's base salary and grant of a cash bonus were determined in accordance with the criteria described above and set forth in the Employment Agreement between Mr. Gilliland and the Company. Mr. Gilliland's annual salary for 1999 remained at $250,000, the level set in 1997. In March of 2000, Mr. Gilliland was awarded a cash bonus of $125,000 for his performance in 1999. In reviewing Mr. Gilliland's salary level, the Committee considered appropriate formal salary surveys for the chief executive officers of independent grocers and other retail companies, informal surveys of management compensation contained in proxy disclosures of comparably-sized retail companies, the Company's historical position and the recommendation of senior management. Mr. Gilliland's salary is at the lower end of the range for companies of similar size, based on sales revenues, reflecting the Company's size and stage of development in relation to such companies and the Committee's desire to conserve the Company's financial resources. No stock option grants were made to Mr. Gilliland. For 1999 the Compensation Committee determined that Mr. Gilliland met all performance objectives set by the Board, including achieving the overall financial projections of the Company and meeting the Company's projected growth plan of 30% in revenues.


SECTION 162(m) OF THE INTERNAL REVENUE CODE

         Section 162(m) of the Internal Revenue Code (the "Code") limits the Company to a deduction for federal income tax purposes of no more than $1 million of compensation paid to certain Named Executive Officers in a taxable year. Compensation above $1 million may be deducted if it is "performance-based compensation" within the meaning of the Code. Options granted pursuant to the Company's Equity Incentive Plan are intended to satisfy the requirements for the "performance-based compensation" exemption. As a result, the Board believes that at the present time it is quite unlikely that the compensation paid to any Named Executive Officer in a taxable year which is subject to the deduction limit will exceed $1 million. The Board has not yet established a policy for determining whether forms of incentive compensation, other than stock options, awarded to its Named Executive Officers will be designed to qualify as "performance-based compensation." The Board will continue to evaluate the effects of the statute and to comply with Code section 162(m) in the future to the extent consistent with the best interests of the Company.

                             COMPENSATION COMMITTEE
                              David M. Chamberlain
                                 Brian K. Devine
                                James B. McElwee

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         Messrs. Chamberlain, Devine and McElwee currently serve as members of the Compensation Committee. Compensation of Messrs. Chamberlain, Devine and McElwee is determined by the entire Board of Directors with a view to attracting and retaining talented individuals to serve as directors.

                                PERFORMANCE CHART

         The following graph sets forth the stock price performance of the Company's common stock for the period beginning October 22, 1996, the date of the Company's initial public offering, and ending January 1, 2000, as contrasted with the NASDAQ Stock Market-US Index and the S&P Retail (Food Chains) Index. The graph assumes $100 was invested at the beginning of the period and any dividends paid during the period were reinvested.

                                    [graph]

                COMPARISON OF CUMULATIVE TOTAL RETURN
                        AMONG WILD OATS MARKETS, INC.,
                     THE NASDAQ STOCK MARKET (U.S.) INDEX
                   AND THE S & P RETAIL (FOOD CHAINS) INDEX


                                    Cumulative Total Return
                                -----------------------------------
                                10/23/96    12/96    12/97    12/98  12/99

WILD OATS MARKETS, INC.           100        74       144      189    133
NASDAQ STOCK MARKET (U.S.)        100       105       129      181    327
S & P RETAIL (FOOD CHAINS)        100        95       125      192    112

                              CERTAIN TRANSACTIONS

         In July 1996, the Company entered into a Stockholders' Agreement by and among the Company and certain investors (the "Stockholders' Agreement"), as amended and restated effective October 22, 1996, and a Registration Rights Agreement by and among the Company and certain investors (the "Registration Rights Agreement"). The Stockholders' Agreement provides, among other things, that the holders of approximately 3.7 million shares of Common Stock (adjusted for a 3-for-2 split in January 1998 and December 1999) have agreed that, under certain circumstances, they will vote their shares in favor of electing the nominee of Chase to the Board of Directors. David Ferguson is currently the nominee of Chase to the Board.

         Mr. Gilliland and Ms. Cook each own part interest in Pretty Good Groceries LLC, a Colorado limited liability company ("PGG"), which operates three grocery stores in Boulder, Colorado. PGG purchases certain items through the Company's volume discount programs with its distributors, for which PGG pays the Company the cost of such items on a monthly basis. The Company does not receive any profit from the purchase of such items by PGG. In May 1998 the Company sold its inventory and leasehold interests in the Wild Oats Vegetarian Market, a small vegetarian market in Boulder, Colorado, to PGGII, an affiliate of PGG, for the wholesale inventory cost of approximately $135,000.

         Ms. Cook and Mr. Gilliland are trustees of Wild Oats Community Foundation, a non-profit organization (the "Foundation"). In 1998 the Foundation opened the Wild Oats Wellness Centers in Boulder and Denver, Colorado in space subleased from the Company. The Foundation pays to the Company the same rent as paid by the Company for the space. The Company pays the Foundation, on a monthly basis, an amount per Company employee eligible to receive the Company's Wellness Benefit, in exchange for which the Foundation provides certain free wellness services to the Company's employees pursuant to the Company's Wellness Benefit program.

         Mr. Gilliland has an employment agreement with the Company. See "Executive Compensation -- Employment Agreements."

         The Company has subleased space adjacent to one of its stores to a company owned by Patrick Gilliland, brother of Michael C. Gilliland, for the operation of a liquor store. The Company receives rent for such space in excess of its rent obligation to its landlord. The tenant also owes the Company $75,000 for tenant improvement costs, which amount is being repaid over a five-year period.


                                  OTHER MATTERS

         The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

                       By Order of the Board of Directors

                       Mary Beth Lewis
                       Secretary
March 14, 2000



                            WILD OATS MARKETS, INC.

                           1996 EQUITY INCENTIVE PLAN

                            ADOPTED AUGUST 19, 1996

                   APPROVED BY STOCKHOLDERS ___________, 1996



         INTRODUCTION.

         In June, 1996, the Board of Directors adopted the Wild Oats Markets, Inc. 1996 Stock Option Plan. In August, 1996, the Board of Directors amended and restated the 1996 Stock Option Plan in the form of this 1996 Equity Incentive Plan (the "Plan").

1.       PURPOSES.

         (a) The purpose of the Plan is to provide a means by which selected Employees and Directors and Consultants may be given an opportunity to benefit from increases in value of the common stock of the Company ("Common Stock") through the granting of (i) Incentive Stock Options, (ii) Nonstatutory Stock Options, (iii) stock bonuses, and (iv) rights to purchase restricted stock.

         (b) The Company, by means of the Plan, seeks to retain the services of persons who are now Employees or Directors of or Consultants to the Company and its Affiliates, to secure and retain the services of new Employees, Directors and Consultants, and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.

         (c) The Company intends that the Stock Awards issued under the Plan shall, in the discretion of the Board or any Committee to which responsibility for administration of the Plan has been delegated pursuant to subsection 3(c), be either (i) Options granted pursuant to Section 6 hereof, including Incentive Stock Options and Nonstatutory Stock Options, or (ii) stock bonuses or rights to purchase restricted stock granted pursuant to Section 7 hereof. All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and in such form as issued pursuant to Section 6, and a separate certificate or certificates will be issued for shares purchased on exercise of each type of Option.

2.       DEFINITIONS.

         (a) "AFFILIATE" means any parent corporation or subsidiary corporation, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f) respectively, of the Code.

         (b)     "BOARD" means the Board of Directors of the Company.

         (c)     "CODE" means the Internal Revenue Code of 1986, as amended.

         (d) "COMMITTEE" means a Committee appointed by the Board in accordance with subsection 3(c) of the Plan.

         (e) "COMPANY" means Wild Oats Markets, Inc. a Delaware corporation.

         (f) "CONSULTANT" means any person, including an advisor, engaged by the Company or an Affiliate to render consulting services and who is compensated for such services, provided that the term "Consultant" shall not include Directors who are paid only a director's fee by the Company or who are not compensated by the Company for their services as Directors.

         (g) "CONTINUOUS STATUS AS AN EMPLOYEE, DIRECTOR OR CONSULTANT" means the employment or relationship as a Director or Consultant is not interrupted or terminated. The Board, in its sole discretion, may determine whether Continuous Status as an Employee, Director or Consultant shall be considered interrupted in the case of: (i) any leave of absence approved by the Board, including sick leave, military leave, or any other personal leave; or (ii) transfers between locations of the Company or between the Company, Affiliates or their successors.

         (h)     "DIRECTOR" means a member of the Board.

         (i) "EMPLOYEE" means any person, including Officers and Directors, employed by the Company or any Affiliate of the Company. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

         (j) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

         (k) "FAIR MARKET VALUE" means, as of any date, the value of the Common Stock of the Company determined as follows:

                 (1) If the Common Stock is listed on any established stock exchange, or traded on the Nasdaq National Market or the Nasdaq SmallCap Market, the Fair Market Value of a share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in Common Stock) on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or such other source as the Board deems reliable;

                 (2) In the absence of such markets for the Common Stock, the Fair Market Value shall be determined in good faith by the Board.

         (l) "INCENTIVE STOCK OPTION" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

         (m) "NON-EMPLOYEE DIRECTOR" means a Director who either (i) is not a current Employee or Officer of the Company or its parent or subsidiary, does not receive compensation (directly or indirectly) from the Company or its parent or subsidiary for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act of 1933 ("Regulation S-K"), does not possess an interest in any other transaction as to which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship as to which disclosure would be required under Item 404(b) of Regulation S-K; or (ii) is otherwise considered a "non-employee director" for purposes of Rule 16b-3.

         (n) "NONSTATUTORY STOCK OPTION" means an Option not intended to qualify as an Incentive Stock Option.

         (o) "OFFICER" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

         (p)     "OPTION" means a stock option granted pursuant to the Plan.

         (q) "OPTION AGREEMENT" means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

         (r) "OPTIONEE" means a person to whom an Option is granted pursuant to the Plan.

         (s) "OUTSIDE DIRECTOR" means a Director who either (i) is not a current employee of the Company or an "affiliated corporation" (within the meaning of Treasury regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an "affiliated corporation" receiving compensation for prior services (other than benefits under a tax qualified pension plan), was not an officer of the Company or an "affiliated corporation" at any time, and is not currently receiving direct or indirect remuneration from the Company or an "affiliated corporation" for services in any capacity other than as a Director, or (ii) is otherwise considered an "outside director" for purposes of Section 162(m) of the Code.

         (t)     "PLAN" means this Wild Oats Markets, Inc. 1996 Equity
Incentive Plan.

         (u) "RULE 16B-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

         (v) "STOCK AWARD" means any right granted under the Plan, including any Option, any stock bonus and any right to purchase restricted stock.

         (w) "STOCK AWARD AGREEMENT" means a written agreement between the Company and a holder of a Stock Award evidencing the terms and conditions of an individual Stock Award grant. Each Stock Award Agreement shall be subject to the terms and conditions of the Plan.

3.       ADMINISTRATION.

         (a) The Plan shall be administered by the Board unless and until the Board delegates administration to a Committee, as provided in subsection 3(c).

         (b) The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

                 (1) To determine from time to time which of the persons eligible under the Plan shall be granted Stock Awards; when and how each Stock Award shall be granted; whether a Stock Award will be an Incentive Stock Option, a Nonstatutory Stock Option, a stock bonus, a right to purchase restricted stock or a combination of the foregoing; the provisions of each Stock Award granted (which need not be identical), including the time or times when a person shall be permitted to receive stock pursuant to a Stock Award and the number of shares with respect to which a Stock Award shall be granted to each such person.

                 (2) To construe and interpret the Plan and Stock Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Stock Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

                 (3)      To amend the Plan or a Stock Award as provided in
Section 13.

                 (4) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company which are not in conflict with the provisions of the Plan.

         (c) The Board may delegate administration of the Plan to a committee or committees ("Committee") of one or more members of the Board. In the discretion of the Board, a Committee may consist solely of two or more Outside Directors, in accordance with Code Section 162(m), or solely of two or more Non-Employee Directors, in accordance with Rule 16(b)-3. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board (and references in this Plan to the Board shall thereafter be to the Committee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

4.       SHARES SUBJECT TO THE PLAN.

         (a) Subject to the provisions of Section 12 relating to adjustments upon changes in stock, the stock that may be issued pursuant to Stock Awards shall not exceed in the aggregate [FOUR HUNDRED AND SIXTY-EIGHT THOUSAND, SIX HUNDRED SEVENTY (468,670)] shares of the Common Stock. If any Stock Award shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full (or vested in the case of Restricted Stock), the stock not acquired under such Stock Award shall revert to and again become available for issuance under the Plan.

         (b) The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

5.       ELIGIBILITY.

         (a) Incentive Stock Options may be granted only to Employees. Stock Awards other than Incentive Stock Options may be granted only to Employees, Directors or Consultants.

         (b) No person shall be eligible for the grant of an Incentive Stock Option if, at the time of grant, such person owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its Affiliates unless the exercise price of such Option is at least one hundred ten percent (110%) of the Fair Market Value of such stock at the date of grant and the Option is not exercisable after the expiration of five (5) years from the date of grant.

         (c) Subject to the provisions of Section 12 relating to adjustments upon changes in stock, no person shall be eligible to be granted Options covering more than one hundred thousand (100,000) shares of the Common Stock in any calendar year. This subsection 5(c) shall not apply until (i) the earliest of: (A) the first material modification of the Plan (including any increase to the number of shares reserved for issuance under the Plan in accordance with
Section 4); (B) the issuance of all of the shares of Common Stock reserved for issuance under the Plan; (C) the expiration of the Plan; or (D) the first meeting of stockholders at which directors are to be elected that occurs after the close of the third calendar year following the calendar year in which occurred the first registration of an equity security under Section 12 of the Exchange Act; or (ii) such other date required by Section 162(m) of the Code and the rules and regulations promulgated thereunder.

6.       OPTION PROVISIONS.

         Each Option shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

         (a) TERM. No Option shall be exercisable after the expiration of ten (10) years from the date it was granted.

         (b) PRICE. The exercise price of each Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the stock subject to the Option on the date the Option is granted and the exercise price of each Nonstatutory Stock Option shall be not less than eighty-five percent (85%) of the Fair Market Value of the stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, an Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

         (c) CONSIDERATION. The purchase price of stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (i) in cash at the time the Option is exercised, or (ii) at the discretion of the Board or the Committee, at the time of the grant of the Option, (A) by delivery to the Company of other Common Stock of the Company, (B) according to a deferred payment or other arrangement (which may include, without limiting the generality of the foregoing, the use of other Common Stock of the Company) with the person to whom the Option is granted or to whom the Option is transferred pursuant to subsection 6(d), or (C) in any other form of legal consideration that may be acceptable to the Board.

         In the case of any deferred payment arrangement, interest shall be payable at least annually and shall be charged at the minimum rate of interest necessary to avoid the treatment as interest, under any applicable provisions of the Code, of any amounts other than amounts stated to be interest under the deferred payment arrangement.

         (d) TRANSFERABILITY. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the person to whom the Incentive Stock Option is granted only by such person. A Nonstatutory Stock Option may be transferred to the extent provided in the Option Agreement; provided that if the Option Agreement does not expressly permit the transfer of a Nonstatutory Stock Option, the Nonstatutory Stock Option shall not be transferable except by will, by the laws of descent and distribution or pursuant to a domestic relations order satisfying the requirements of Rule 16b-3 and shall be exercisable during the lifetime of the person to whom the Option is granted only by such person or any transferee pursuant to a domestic relations order. Notwithstanding the foregoing, the person to whom the Option is granted may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionee, shall thereafter be entitled to exercise the Option.

         (e) VESTING. The total number of shares of stock subject to an Option may, but need not, be allotted in periodic installments (which may, but need not, be equal). The Option

Agreement may provide that from time to time during each of such installment periods, the Option may become exercisable ("vest") with respect to some or all of the shares allotted to that period, and may be exercised with respect to some or all of the shares allotted to such period and/or any prior period as to which the Option became vested but was not fully exercised. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Board may deem appropriate. The provisions of this subsection 6(e) are subject to any Option provisions governing the minimum number of shares as to which an Option may be exercised.

         (f) TERMINATION OF EMPLOYMENT OR RELATIONSHIP AS A DIRECTOR OR CONSULTANT. In the event an Optionee's Continuous Status as an Employee, Director or Consultant terminates (other than upon the Optionee's death or disability), the Optionee may exercise his or her Option (to the extent that the Optionee was entitled to exercise it at the date of termination) but only within such period of time ending on the earlier of (i) the date thirty (30) days after the termination of the Optionee's Continuous Status as an Employee, Director or Consultant (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Optionee does not exercise his or her Option within the time specified in the Option Agreement, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

         An Optionee's Option Agreement may also provide that if the exercise of the Option following the termination of the Optionee's Continuous Status as an Employee, Director, or Consultant (other than upon the Optionee's death or disability) would result in liability under Section 16(b) of the Exchange Act, then the Option shall terminate on the earlier of (i) the expiration of the term of the Option set forth in the Option Agreement, or (ii) the tenth (10th) day after the last date on which such exercise would result in such liability under
Section 16(b) of the Exchange Act. Finally, an Optionee's Option Agreement may also provide that if the exercise of the Option following the termination of the Optionee's Continuous Status as an Employee, Director or Consultant (other than upon the Optionee's death or disability) would be prohibited at any time solely because the issuance of shares would violate the registration requirements under the Act, then the Option shall terminate on the earlier of (i) the expiration of the term of the Option set forth in the first paragraph of this subsection 6(f), or (ii) the expiration of a period of thirty (30) days after the termination of the Optionee's Continuous Status as an Employee, Director or Consultant during which the exercise of the Option would not be in violation of such registration requirements.

         (g) DISABILITY OF OPTIONEE. In the event an Optionee's Continuous Status as an Employee, Director or Consultant terminates as a result of the Optionee's disability, the Optionee may exercise his or her Option (to the extent that the Optionee was entitled to exercise it at the date of termination), but only within such period of time ending on the earlier of (i) the date six (6) months following such termination (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance under the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

         (h) DEATH OF OPTIONEE. In the event of the death of an Optionee during, or within a period specified in the Option after the termination of, the Optionee's Continuous Status as an Employee, Director or Consultant, the Option may be exercised (to the extent the Optionee was entitled to exercise the Option at the date of death) by the Optionee's estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the option upon the Optionee's death pursuant to subsection 6(d), but only within the period ending on the earlier of (i) the date twelve (12) months following the date of death (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of such Option as set forth in the Option Agreement. If, at the time of death, the Optionee was not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance under the Plan. If, after death, the Option is not exercised within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

         (i) EARLY EXERCISE. The Option may, but need not, include a provision whereby the Optionee may elect at any time while an Employee, Director or Consultant to exercise the Option as to any part or all of the shares subject to the Option prior to the full vesting of the Option. Any unvested shares so purchased may be subject to a repurchase right in favor of the Company or to any other restriction the Board determines to be appropriate.

         (j) RE-LOAD OPTIONS. Without in any way limiting the authority of the Board or Committee to make or not to make grants of Options hereunder, the Board or Committee shall have the authority (but not an obligation) to include as part of any Option Agreement a provision entitling the Optionee to a further Option (a "Re-Load Option") in the event the Optionee exercises the Option evidenced by the Option agreement, in whole or in part, by surrendering other shares of Common Stock in accordance with this Plan and the terms and conditions of the Option Agreement. Any such Re-Load Option (i) shall be for a number of shares equal to the number of shares surrendered as part or all of the exercise price of such Option; (ii) shall have an expiration date which is the same as the expiration date of the Option the exercise of which gave rise to such Re-Load Option; and (iii) shall have an exercise price which is equal to one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Re-Load Option on the date of exercise of the original Option. Notwithstanding the foregoing, a Re-Load Option which is an Incentive Stock Option and which is granted to a 10% stockholder (as described in subsection 5(c)), shall have an exercise price which is equal to one hundred ten percent (110%) of the Fair Market Value of the stock subject to the Re-Load Option on the date of exercise of the original Option and shall have a term which is no longer than five (5) years.

         Any such Re-Load Option may be an Incentive Stock Option or a Nonstatutory Stock Option, as the Board or Committee may designate at the time of the grant of the original Option;

provided, however, that the designation of any Re-Load Option as an Incentive Stock Option shall be subject to the one hundred thousand dollars ($100,000) annual limitation on exercisability of Incentive Stock Options described in subsection 11(d) of the Plan and in Section 422(d) of the Code. There shall be no Re-Load Options on a Re-Load Option. Any such Re-Load Option shall be subject to the availability of sufficient shares under subsection 4(a) and shall be subject to such other terms and conditions as the Board or Committee may determine which are not inconsistent with the express provisions of the Plan regarding the terms of Options.

7.       TERMS OF STOCK BONUSES AND PURCHASES OF RESTRICTED STOCK.

         Each stock bonus or restricted stock purchase agreement shall be in such form and shall contain such terms and conditions as the Board or the Committee shall deem appropriate. The terms and conditions of stock bonus or restricted stock purchase agreements may change from time to time, and the terms and conditions of separate agreements need not be identical, but each stock bonus or restricted stock purchase agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions as appropriate:

         (A) PURCHASE PRICE. The purchase price under each restricted stock purchase agreement shall be such amount as the Board or Committee shall determine and designate in such agreement but in no event shall the purchase price be less than eighty-five percent (85%) of the stock's Fair Market Value on the date such award is made. Notwithstanding the foregoing, the Board or the Committee may determine that eligible participants in the Plan may be awarded stock pursuant to a stock bonus agreement in consideration for past services actually rendered to the Company for its benefit.

         (B) TRANSFERABILITY. No rights under a stock bonus or restricted stock purchase agreement shall be transferable except by will or the laws of descent and distribution or, if the agreement so provides, pursuant to a domestic relations order satisfying the requirements of Rule 16b-3 so long as stock awarded under such agreement remains subject to the terms of the agreement.

         (C) CONSIDERATION. The purchase price of stock acquired pursuant to a stock purchase agreement shall be paid either: (i) in cash at the time of purchase; (ii) at the discretion of the Board or the Committee, according to a deferred payment or other arrangement with the person to whom the stock is sold; or (iii) in any other form of legal consideration that may be acceptable to the Board or the Committee in its discretion. Notwithstanding the foregoing, the Board or the Committee to which administration of the Plan has been delegated may award stock pursuant to a stock bonus agreement in consideration for past services actually rendered to the Company or for its benefit.

         (D) VESTING. Shares of stock sold or awarded under the Plan may, but need not, be subject to a repurchase option in favor of the Company in accordance with a vesting schedule to be determined by the Board or the Committee.

         (E) TERMINATION OF CONTINUOUS STATUS AS AN EMPLOYEE, DIRECTOR OR CONSULTANT. In the event a Participant's Continuous Status as an Employee, Director or Consultant terminates, the Company may repurchase or otherwise reacquire any or all of the shares of stock held by that person which have not vested as of the date of termination under the terms of the stock bonus or restricted stock purchase agreement between the Company and such person.

8.       CANCELLATION AND RE-GRANT OF OPTIONS.

         (a) The Board or the Committee shall have the authority to effect, at any time and from time to time, (i) the repricing of any outstanding Options under the Plan and/or (ii) with the consent of any adversely affected holders of Options, the cancellation of any outstanding Options under the Plan and the grant in substitution therefor of new Options under the Plan covering the same or different numbers of shares of stock, but having an exercise price per share not less than eighty-five percent (85%) of the Fair Market Value for a Nonstatutory Stock Option, one hundred percent (100%) of the Fair Market Value for an Incentive Stock Option or, in the case of an Incentive Stock Option held by a 10% stockholder (as described in subsection 5(c)), not less than one hundred ten percent (110%) of the Fair Market Value per share of stock on the new grant date. Notwithstanding the foregoing, the Board or the Committee may grant an Option with an exercise price lower than that set forth above if such Option is granted as part of a transaction to which section 424(a) of the Code applies.

         (b) Shares subject to an Option canceled under this Section 8 shall continue to be counted against the maximum award of Options permitted to be granted pursuant to subsection 5(c) of the Plan. The repricing of an Option under this Section 8, resulting in a reduction of the exercise price, shall be deemed to be a cancellation of the original Option and the grant of a substitute Option; in the event of such repricing, both the original and the substituted Options shall be counted against the maximum awards of Options permitted to be granted pursuant to subsection 5(c) of the Plan. The provisions of this subsection 8(b) shall be applicable only to the extent required by Section 162(m) of the Code.

9.       COVENANTS OF THE COMPANY.

         (a) During the terms of the Stock Awards, the Company shall keep available at all times the number of shares of stock required to satisfy such Stock Awards.

         (b) The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares under Stock Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act of 1933, as amended (the "Securities Act") either the Plan, any Stock Award or any stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such Stock Awards unless and until such authority is obtained.

10.      USE OF PROCEEDS FROM STOCK.

         Proceeds from the sale of stock pursuant to Stock Awards shall constitute general funds of the Company.

11.      MISCELLANEOUS.

         (a) The Board shall have the power to accelerate the time at which a Stock Award may first be exercised or the time during which a Stock Award or any part thereof will vest pursuant to subsection 6(e) or 7(d), notwithstanding the provisions in the Stock Award stating the time at which it may first be exercised or the time during which it will vest.

         (b) Neither an Employee, Director nor a Consultant nor any person to whom a Stock Award is transferred in accordance with the Plan shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such Stock Award unless and until such person has satisfied all requirements for exercise of the Stock Award pursuant to its terms.

         (c) Nothing in the Plan or any instrument executed or Stock Award granted pursuant thereto shall confer upon any Employee, Consultant or other holder of Stock Awards any right to continue in the employ of the Company or any Affiliate or to continue serving as a Consultant and Director, or shall affect the right of the Company or any Affiliate to terminate the employment of any Employee with or without notice and with or without cause, or the right to terminate the relationship of any Consultant pursuant to the terms of such Consultant's agreement with the Company or Affiliate or service as a Director pursuant to the Company's By-laws.

         (d) To the extent that the aggregate Fair Market Value (determined at the time of grant) of stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year under all plans of the Company and its Affiliates exceeds one hundred thousand dollars ($100,000), the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options.

         (e) The Company may require any person to whom a Stock Award is granted, or any person to whom a Stock Award is transferred in accordance with the Plan, as a condition of exercising or acquiring stock under any Stock Award,
(1) to give written assurances satisfactory to the Company as to such person's knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters, and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Stock Award; and (2) to give written assurances satisfactory to the Company stating that such person is acquiring the stock subject to the Stock Award for such person's own account and not with any present intention of selling or otherwise distributing the stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (i) the issuance of the shares upon the exercise or acquisition of stock under the Stock Award has been registered under a then currently effective registration statement under the Securities Act, or (ii) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the stock.

         (f) To the extent provided by the terms of a Stock Award Agreement, the person to whom a Stock Award is granted may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of stock under a Stock Award by any of the following means or by a combination of such means: (1) tendering a cash payment; (2) authorizing the Company to withhold shares from the shares of the Common Stock otherwise issuable to the participant as a result of the exercise or acquisition of stock under the Stock Award; or
(3) delivering to the Company owned and unencumbered shares of the Common Stock of the Company.

12.      ADJUSTMENTS UPON CHANGES IN STOCK.

         (a) If any change is made in the stock subject to the Plan, or subject to any Stock Award, without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan will be appropriately adjusted in the class(es) and maximum number of shares subject to the Plan pursuant to subsection 4(a) and the maximum number of shares subject to award to any person during any calendar year pursuant to subsection 5(d), and the outstanding Stock Awards will be appropriately adjusted in the class(es) and number of shares and price per share of stock subject to such outstanding Stock Awards. Such adjustments shall be made by the Board or the Committee, the determination of which shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a "transaction not involving the receipt of consideration by the Company".)

         (b) In the event of: (1) a dissolution, liquidation or sale of substantially all of the assets of the Company; (2) a merger or consolidation in which the Company is not the surviving corporation; or (3) a reverse merger in which the Company is the surviving corporation but the shares of the Company's common stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, then to the extent permitted by applicable law: (i) any surviving corporation or an Affiliate of such surviving corporation shall assume any Stock Awards outstanding under the Plan or shall substitute similar Stock Awards for those outstanding under the Plan, or (ii) such

Stock Awards shall continue in full force and effect. In the event any surviving corporation and its Affiliates refuse to assume or continue such Stock Awards, or to substitute similar options for those outstanding under the Plan, then, with respect to Stock Awards held by persons then performing services as Employees, Directors or Consultants, the time during which such Stock Awards may be exercised shall be accelerated and the Stock Awards terminated if not exercised prior to such event.

13.      AMENDMENT OF THE PLAN AND STOCK AWARDS.

         (a) The Board at any time, and from time to time, may amend the Plan. However, except as provided in Section 12 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary for the Plan to satisfy the requirements of Section 422 of the Code, Rule 16b-3 or any Nasdaq or securities exchange listing requirements.

         (b) The Board may in its sole discretion submit any other amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) of the Code and the regulations thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to certain executive officers.

         (c) It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees, Directors or Consultants with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options and/or to bring the Plan and/or Incentive Stock Options granted under it into compliance therewith.

         (d) Rights and obligations under any Stock Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless
(i) the Company requests the consent of the person to whom the Stock Award was granted and (ii) such person consents in writing.

         (e) The Board at any time, and from time to time, may amend the terms of any one or more Stock Award; provided, however, that the rights and obligations under any Stock Award shall not be impaired by any such amendment unless (i) the Company requests the consent of the person to whom the Stock Award was granted and (ii) such person consents in writing.

14.      TERMINATION OR SUSPENSION OF THE PLAN.

         (a) The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate ten (10) years from the date the Plan is adopted by the Board or approved by the stockholders of the Company, whichever is earlier. No Stock Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

         (b) Rights and obligations under any Stock Award granted while the Plan is in effect shall not be impaired by suspension or termination of the Plan, except with the consent of the person to whom the Stock Award was granted.

15.      EFFECTIVE DATE OF PLAN.

         This amendment and restatement of the Plan shall become effective on the date of closing of the initial public offering pursuant to an effective registration statement covering the offer and sale of Common Stock to the public, but no Stock Awards granted under the Plan shall be exercised unless and until the Plan has been approved by the stockholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board.

                            WILD OATS MARKETS, INC.
                             INCENTIVE STOCK OPTION

___________________________________, Optionee:

         Wild Oats Markets, Inc. (the "Company"), pursuant to its 1996 Equity Incentive Plan (the "Plan"), has this day granted to you, the optionee named above, an option to purchase shares of the common stock of the Company ("Common Stock"). This option is intended to qualify as an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

         The details of your option are as follows:

         1.      (a)      THE TOTAL NUMBER OF SHARES OF COMMON STOCK SUBJECT TO
THIS OPTION IS __________________________.

                 (a) Subject to the conditions stated herein, this option shall be exercisable with respect to each installment shown below on or after the date of vesting applicable to such installment; provided, however, that should Optionee's employment terminate for "cause" this option shall be terminated and canceled immediately and shall not be exercisable for any number of shares. For purposes of this option, "cause" shall mean misconduct including, but not limited to, criminal acts involving moral turpitude or dishonesty.

     NUMBER OF SHARES (INSTALLMENT)        DATE OF EARLIEST EXERCISE (VESTING)



         2.      (a)      The exercise price of this option is $_____________
per share, being not less than one hundred percent (100%) of the fair market value of the Common Stock on the date of grant of this option.

                 (a) Payment of the exercise price per share is due in full in cash (including check) upon exercise of all or any part of each installment which has become exercisable by you.

                 (b) Notwithstanding the foregoing, this option may be exercised pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board which results in the receipt of cash (or check) by the Company prior to the issuance of Common Stock.

         3. This option may not be exercised for any number of shares which would require the issuance of anything other than whole shares.

         4. Notwithstanding anything to the contrary contained herein, this option may not be exercised unless the shares issuable upon exercise of this option are then registered under the

Act or, if such shares are not then so registered, the Company has determined that such exercise and issuance would be exempt from the registration requirements of the Act.

         5. The term of this option commences on the date hereof and, unless sooner terminated as set forth below or in the Plan, terminates ten (10) years from the date of grant. In no event may this option be exercised on or after the date on which it terminates. This option shall terminate prior to the expiration of its term as follows: Thirty (30) days after the termination of your employment with the Company or an affiliate of the Company (as defined in the Plan) for any reason or for no reason unless;

                 (a) such termination of employment is due to your permanent and total disability (within the meaning of Section 422(c)(6) of the Code), in which event the option shall terminate on the earlier of the termination date set forth above or six (6) months following such termination of employment; or

                 (b) such termination of employment is due to your death, in which event the option shall terminate on the earlier of the termination date set forth above or twelve (12) months after your death; or

                 (c) during any part of such thirty (30) days period the option is not exercisable solely because of the condition set forth in paragraph 4 above, in which event the option shall not terminate until the earlier of the termination date set forth above or until it shall have been exercisable for an aggregate period of thirty (30) days after the termination of employment.

                 However, this option may be exercised on or after the termination of employment only as to that number of vested shares as to which it was exercisable on the date of termination of employment under the provisions of paragraphs 1 and 3 of this option; provided however, that if your employment is terminated prior to the First Exercise Date (as defined in subparagraph 3(a) hereof), subject to paragraph 1 hereof, the date of your termination of employment shall be deemed the First Exercise Date.

         6. (a) This option may be exercised, to the extent specified above, by delivering a notice of exercise (in a form designated by the Company) together with the exercise price to the Secretary of the Company, or to such other person as the Company may designate, during regular business hours, together with such additional documents as the Company may then require pursuant to the Plan.

                 (b)      By exercising this option you agree that:

                          (i)     the Company may require you to enter an
arrangement providing for the payment by you to the Company of any tax withholding obligation of the Company arising by reason of (1) the exercise of this option; (2) the lapse of any substantial risk of forfeiture to which the shares are subject at the time of exercise; or (3) the disposition of shares acquired upon such exercise; and

                          (ii)    you will notify the Company in writing within
fifteen (15) days after the date of any disposition of any of the shares of the Common Stock issued upon exercise of this option that occurs within two (2) years after the date of this option grant or within one (1) year after such shares of Common Stock are transferred upon exercise of this option.

         7. This option is not transferable, except by will or by the laws of descent and distribution, and is exercisable during your life only by you.

         8. Any notices provided for in this option or the Plan shall be given in writing and shall be deemed effectively given upon receipt or, in the case of notices delivered by the Company to you, five (5) days after deposit in the United States mail, postage prepaid, addressed to you at the address specified below or at such other address as you hereafter designate by written notice to the Company.

         9. This option is subject to all the provisions of the Plan, a copy of which is attached hereto and its provisions are hereby made a part of this option, including without limitation the provisions of the Plan relating to option provisions, and is further subject to all interpretations, amendments, rules and regulations which may from time to time be promulgated and adopted pursuant to the Plan. In the event of any conflict between the provisions of this option and those of the Plan, the provisions of the Plan shall control.

         Dated the _________ day of ____________, 199__.

                                        Very truly yours,

                                        WILD OATS MARKETS, INC.


                                        By______________________________________
                                        Duly authorized on behalf of the Board
                                          of Directors

The undersigned:


         (a) Acknowledges receipt of the foregoing option and the attachments referenced therein and understands that all rights and liabilities with respect to this option are set forth in the option and the Plan; and

         (b) Acknowledges that as of the date of grant of this option, it sets forth the entire understanding between the undersigned optionee and the Company and its affiliates regarding the acquisition of stock in the Company and supersedes all prior oral and written agreements on that subject with the exception of the following agreements only:

         NONE    __________________________
                                    (Initial)

         OTHER   ______________________________________________________________

                 --------------------------------------------------------------

                 --------------------------------------------------------------




                                           ------------------------------------
                                           Optionee

                                  Address: ____________________________________


                -------------------------------------------




ATTACHMENTS:
1996 Stock Option Plan
Notice of Exercise

                            WILD OATS MARKETS, INC.
                           NON-QUALIFIED STOCK OPTION

___________________________________,Optionee:

         Wild Oats Markets, Inc. (the "Company"), pursuant to its 1996 Equity Incentive Plan (the "Plan"), has this day granted to you, the optionee named above, an option to purchase shares of the common stock of the Company ("Common Stock"). This option is not intended to qualify and will not be treated as an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

         The details of your option are as follows:

                 1.       (a)     The total number of shares of Common Stock
subject to this option is  ____________________________

                          (a)     Subject to the conditions stated herein, this
option shall be exercisable with respect to each installment shown below on or after the date of vesting applicable to such installment; provided, however, that should Optionee's employment terminate for "cause" this option shall be terminated and canceled immediately and shall not be exercisable for any number of shares. For purposes of this option, "cause" shall mean misconduct including, but not limited to, criminal acts involving moral turpitude or dishonesty.

   NUMBER OF SHARES (INSTALLMENT)           DATE OF EARLIEST EXERCISE (VESTING)



                 2.       (a)     The exercise price of this option is
___________________ ($_______) per share, being not less than eighty five percent (85%) of the fair market value of the Common Stock on the date of grant of this option.

                          (a)     Payment of the exercise price per share is
due in full in cash (including check) upon exercise of all or any part of each installment which has become exercisable by you.

                          (b)     Notwithstanding the foregoing, this option
may be exercised pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board which results in the receipt of cash (or check) by the Company prior to the issuance of Common Stock.

         3. This option may not be exercised for any number of shares which would require the issuance of anything other than whole shares.

         4. Notwithstanding anything to the contrary contained herein, this option may not be exercised unless the shares issuable upon exercise of this option are then registered under the

Act or, if such shares are not then so registered, the Company has determined that such exercise and issuance would be exempt from the registration requirements of the Act.

         5. The term of this option commences on the date hereof and, unless sooner terminated as set forth below or in the Plan, terminates ten (10) years from the date of grant. In no event may this option be exercised on or after the date on which it terminates. This option shall terminate prior to the expiration of its term as follows: Thirty (30) days after the termination of your employment with the Company for any reason or for no reason unless;

                 (a) such termination of employment is due to your permanent and total disability (within the meaning of Section 422(c)(6) of the Code), in which event the option shall terminate on the earlier of the termination date set forth above or six (6) months following such termination of employment; or

                 (b) such termination of employment is due to your death, in which event the option shall terminate on the earlier of the termination date set forth above or twelve (12) months after your death; or

                 (c) during any part of such thirty (30) days period the option is not exercisable solely because of the condition set forth in paragraph 4 above, in which event the option shall not terminate until the earlier of the termination date set forth above or until it shall have been exercisable for an aggregate period of thirty (30) days after the termination of employment.

                 However, this option may be exercised on or after the termination of employment only as to that number of vested shares as to which it was exercisable on the date of termination of employment under the provisions of paragraphs 1 and 3 of this option; provided however, that if your employment is terminated prior to the First Exercise Date (as defined in subparagraph 3(a) hereof), subject to paragraph 1 hereof, the date of your termination of employment shall be deemed the First Exercise Date.

         6. (a) This option may be exercised, to the extent specified above, by delivering a notice of exercise (in a form designated by the Company) together with the exercise price to the Secretary of the Company, or to such other person as the Company may designate, during regular business hours, together with such additional documents as the Company may then require pursuant to the Plan.

                          (i)     By exercising this option you agree that the
Company may require you to enter an arrangement providing for the payment by you to the Company of any tax withholding obligation of the Company arising by reason of (1) the exercise of this option; (2) the lapse of any substantial risk of forfeiture to which the shares are subject at the time of exercise; or (3) the disposition of shares acquired upon such exercise.

         7. This option is not transferable, except by will or by the laws of descent and distribution, and is exercisable during your life only by you.
         21

         8. Any notices provided for in this option shall be given in writing and shall be deemed effectively given upon receipt or, in the case of notices delivered by the Company to you, five (5) days after deposit in the United States mail, postage prepaid, addressed to you at the address specified below or at such other address as you hereafter designate by written notice to the Company.

         9. If the partners hereto shall have any conflict regarding the terms of this option, the interpretation of the Company's Compensation Committee shall prevail.

         Dated the ______ day of _________________, 199___.

                                        Very truly yours,

                                        WILD OATS MARKETS, INC.


                                        By ___________________________________
                                        Duly authorized on behalf of the Board
                                          of Directors

The undersigned:

         (a) Acknowledges receipt of the foregoing option and the attachments referenced therein and understands that all rights and liabilities with respect to this option are set forth in the option and the Plan; and

         (b) Acknowledges that as of the date of grant of this option, it sets forth the entire understanding between the undersigned optionee and the Company and its affiliates regarding the acquisition of stock in the Company and supersedes all prior oral and written agreements on that subject with the exception of the following agreements only:

         NONE        _____________________
                          (Initial)

         OTHER       __________________________________________________________

                     ----------------------------------------------------------

                     ----------------------------------------------------------



                                 ----------------------------------------------

                                                   Optionee

                         Address:

         -------------------------------------------

         -------------------------------------------




ATTACHMENTS:
1996 Stock Option Plan
Notice of Exercise

                               NOTICE OF EXERCISE

Wild Oats Markets, inc.
1645 Broadway,
Boulder, CO 80302                                           Date of Exercise:

Ladies and Gentlemen:

         This constitutes notice under my stock option that I elect to purchase the number of shares for the price set forth below.

  Type of option (check one)         Incentive                      Nonstatutory


  Stock option dated:

  Number of shares as to which
  option is exercised:
  Certificates to be issued in
  name of:                           _____________________

  Total exercise price:
                                     $

  Cash payment delivered herewith: $

         By this exercise, I agree (i) to provide such additional documents as you may require pursuant to the terms of the 1996 Equity Incentive Plan, (ii) to provide for the payment by me to you (in the manner designated by you) of your withholding obligation, if any, relating to the exercise of this option, and
(iii) if this exercise related to an incentive stock option, to notify you in writing within fifteen (15) days after the date of any disposition of any of the shares of Common Stock issued upon exercise of this option that occurs within two (2) years after the date of grant of this option or within one (1) year after such shares of Common Stock are issued upon exercise of this option.

         I hereby make the following certifications and representations with respect to the number of shares of Common Stock of the Company listed above (the "Shares"), which are being acquired by me for my own account upon exercise of the Option as set forth above:

         I acknowledge that the Shares have not been registered under the Securities Act of 1933, as amended (the "Act"), and are deemed to constitute "restricted securities" under Rule 701 and "control securities" under Rule 144 promulgated under the Act. I warrant and represent to the Company that I have no present intention of distributing or selling said Shares, except as permitted under the Act and any applicable state securities laws.

         I further acknowledge that I will not be able to resell the Shares for at least ninety days after the stock of the Company becomes publicly traded (i.e., subject to the reporting requirements of Section 13 of 15(d) of the Securities Exchange Act of 1934) under Rule 701 and that more restrictive conditions apply to affiliates of the Company under Rule 144.

         I further acknowledge that all certificates representing any of the Shares subject to the provisions of the Option shall have endorsed thereon appropriate legends reflecting the foregoing limitations, as well as any legends reflecting restrictions pursuant to the Company's Articles of Incorporation, Bylaws and/or applicable securities laws.

         I further agree that, if required by the Company (or a representative of the underwriters) in connection with the first underwritten registration of the offering of any securities of the Company under the Act, I will not sell or otherwise transfer or dispose of my shares of Common Stock or other securities of the Company during such period (not to exceed two hundred seventy (270) days) following the effective date of the registration statement of the Company filed under the Act (the "Effective Date") as may be requested by the Company or the representative of the underwriters. For purposes of this restriction I will be deemed to own securities that (i) are owned directly or indirectly by me, including securities held for my benefit by nominees, custodians, brokers or pledges; (ii) may be acquired by me within sixty (60) days of the Effective Date; (iii) are owned directly or indirectly, by or for my brothers or sisters (whether by whole or half blood), spouse, ancestors and lineal descendants; or
(iv) are owned, directly or indirectly, by or for a corporation, partnership, estate or trust of which I am a shareholder, partner or beneficiary, but only to the extent of my proportionate interest therein as a shareholder, partner or beneficiary thereof. I further agree that the Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such period.

                                            Very truly yours,

                                            ---------------------------------

                                  AMENDMENT TO

                             WILD OATS MARKETS, INC.

                           1996 EQUITY INCENTIVE PLAN

On August 19, 1996, the Board of Directors of Wild Oats Markets, Inc. (the "Company") adopted the 1996 Equity Incentive Plan (the "Plan") under which the Company may, from time to time, issue options exercisable for shares of the Common Stock, stock bonuses and rights to purchase restricted Common Stock of the Company.

                                    RECITALS

A. The Board of Directors of the Company resolved on February 10, 1998 to increase the number of shares of the Company's Common Stock reserved for issuance as stock options granted under the Plan, by 825,000 shares.

B. Shareholder approval to amend the Plan by increasing by 825,000 the number of shares of the Company's Common Stock reserved for issuance under the Plan upon the exercise of stock options granted under the Plan was requested and given at the Shareholders Annual Meeting on May 4, 1998.

                                    AMENDMENT

Section 4 of the Plan is hereby amended to insert "Two million sixty thousand one hundred forty seven (2,060,147) shares" as the number of shares reserved for issuance upon the exercise of options granted under the Plan. This number reflects the original amounts reserved under the Plan on a post-split basis adjusting for splits in October 1996 and January 1998 plus the additional 825,000 shares of common stock referenced in the recitals to this Amendment.

The foregoing amendment is effective as of May 4, 1998.

Except as set forth, the Plan remains unchanged.

------------------------
Assistant Secretary

                               SECOND AMENDMENT

                                       TO

                             WILD OATS MARKETS, INC.

                           1996 EQUITY INCENTIVE PLAN

On August 19, 1996, the Board of Directors of Wild Oats Markets, Inc. (the "Company") adopted the Wild Oats Markets, Inc. 1996 Equity Incentive Plan (the "Plan") under which the Company may, from time to time, issue options exercisable for shares of the Common Stock, stock bonuses and rights to purchase restricted Common Stock of the Company.

                                    RECITALS

A. The Board of Directors of the Company resolved on February 3, 2000 to increase the number of shares of the Company's Common Stock reserved for issuance under the Plan, by 1,560,000 shares.

B. Shareholder approval to amend the Plan by increasing by 1,560,000 the number of shares of the Company's Common Stock reserved for issuance under the Plan was requested and given at the Shareholders Annual Meeting on May 5, 2000.

                                    AMENDMENT

1. Section 4(a) of the Plan is hereby amended by deleting the existing Section 4(a), as previously amended, in its entirety and replacing it with the following
Section 4(a):

(a) Subject to the provisions of Section 12 relating to adjustments upon changes in stock, the stock that may be issued pursuant to Stock Awards shall not exceed in the aggregate 4,650,221 shares of Common Stock (including previously reserved shares). If any Stock Award shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full (or vested in the case of Restricted Stock), the stock not acquired under such Stock Award shall revert to and again become available for issuance under the Plan.

2.       The foregoing amendment is effective as of May 5, 2000.

Except for the above Amendment, all terms and conditions of the Plan are unamended and shall remain in full force and effect.

                                 WILD OATS MARKETS, INC.

                                 By:_________________________________

                                 Title:_______________________________

                                 Date:_______________________________

                             WILD OATS MARKET, INC.
                         ANNUAL MEETING OF STOCKHOLDERS

                               Friday, May 5, 2000
                                    1:00 P.M.
                        Boulder Public Library Auditorium
                              1000 Canyon Boulevard
                                Boulder, Colorado

 Wild Oats Markets, Inc.
 3375 Mitchell Lane, Boulder, CO 80301

 Proxy

 This Proxy is Solicited by the Board of Directors for use at the Annual Meeting on May 5, 2000

     The shares of stock you hold in your account or in a dividend reinvestment account will be voted as you specify on this proxy.

 If no choice is specified, the proxy will be voted "FOR" the proposal.

     By signing the proxy, you revoke all prior proxies and appoint MICHAEL C. GILLILAND and JOHN A. SHIELDS, or either one of them, with full power of substitution, to vote your shares on the matters shown on the reverse side and any other matters which may come before the Annual Meeting and all adjournments.

 See reverse for voting instructions.

[GRAPHIC OMITTED]

 WILD OATS MARKETS, INC.

 There are two ways to vote your Proxy

 Your telephone vote authorizes the Named Proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

VOTE BY PHONE - TOLL FREE - 1-800-240-6326 - QUICK *** EASY *** IMMEDIATE
Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week. You will be prompted to enter your 3-digit Company Number and your 7-digit Control Number which is located above. Follow the simple instructions the voice provides you.

 VOTE BY MAIL
 Mark, sign and date your proxy card and return it in the postage-paid envelope we've provided or return it to Wild Oats Markets, Inc., c/o Shareowner Services, PO. Box 64873,
 St. Paul, MN 55164-9397.

 If you vote by Phone, please do not mail your Proxy Card

 Please detach here

 The Board of Directors Recommends a Vote FOR the Proposal.

 1. Election of Directors

Nominees: 01 Michael C. Gilliland
          02 David M. Chamberlain

 Vote FOR           Vote WITHHELD
 all nominees       from all nominees

 (Instructions: To withold authority to vote for any indicated
 nominee, write the number(s) of the nominee(s) In the box provided
 to the right.)                    [                             ]

2. Amendment to 1996 Equity Incentive Plan: Approval of an amendment to increase by 1,560,000 shares the number of shares of Company common stock reserved for issuance under the Company's 1996 Equity Incentive Plan.

 [ ] For      [ ] Against      [ ]    Abstain

 THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR THE PROPOSAL.



 Address Change? Mark Box [ ]       Indicate changes below:

 Dated: ______________, 2000

[                   ]
 Signature(s) in Box

 Please sign exactly as your name(s) appear on Proxy. If held in joint tenancy, all persons must sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy.

[GRAPHIC OMITTED]